UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported:  December 9, 2019

General Moly, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32986	91-0232000
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1726 Cole Blvd., Suite 115
Lakewood, CO 80401
(Address of principal executive offices, including zip code)

(303) 928-8599

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GMO	NYSE American and Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.                Entry into a Material Definitive Agreement.

On December 9, 2019, General Moly, Inc.  (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Amer International Group Co., Ltd. (“Amer”), and Amer International Group Co. North America, Ltd. (“Purchaser”), an indirect wholly owned subsidiary of Amer.  Pursuant to the Purchase Agreement, Purchaser agreed to purchase (1) $4,000,000 of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a purchase price of $0.40 per share in cash; (2) $300,000 of shares of Common Stock at a purchase price of $0.27 per share, paid as an offset against amounts paid by Amer to the Company pursuant to the Letter Agreement to Extend Dispute Negotiation Period dated October 10, 2019, by and between Amer and the Company (the “Extension Letter”); and (3) an amended and restated warrant to purchase 80 million shares of Common Stock at an exercise price of $0.50 per share, exercisable at any time from the issuance date to September 27, 2027 (the “Restated Warrant”).

The closing under the Purchase Agreement occurred simultaneously with signing on December 9, 2019.  The Company received the cash purchase price of $4,000,000 and credited the $300,000 purchase price under the Extension Letter as the purchase price for the additional $300,000 of shares, and issued 11,111,111 shares of Common Stock and the Restated Warrant to Purchaser.  The shares of Common Stock and Restated Warrant were issued pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated under the Securities Act.

The Purchase Agreement provides for the termination of, and mutual release of claims with respect to, (a) the Investment and Securities Purchase Agreement, dated April 17, 2015, between the Company and Amer, as amended by Amendment No. 1 to Investment and Securities Purchase Agreement dated November 2, 2015, Amendment No. 2 to Investment and Securities Purchase Agreement dated August 7, 2017 and Amendment No. 3 to Investment and Securities Purchase Agreement dated September 30, 2017; (b) the Common Stock Purchase Warrant (Warrant AW-1) dated November 24, 2015 issued by the Company to Amer, as amended by that certain First Amendment to Warrant dated April 17, 2017, that certain Second Amendment to Warrant, dated June 16, 2017, that certain Third Amendment to Warrant, dated July 16, 2017 and that certain Fourth Amendment to Warrant, dated August 7, 2017 (which is replaced in its entirety by the Restated Warrant); (c) the Stockholder Agreement, dated November 24, 2015, between the Company and Amer (which expired by its terms on November 24, 2019); and (d) the Extension Letter.

The Purchase Agreement also provides that Purchaser may designate two members of the Company’s Board of Directors (the “Board”), which currently consists of six members, with one vacancy.   As of the closing of the transactions contemplated by the Purchase Agreement, Purchaser designated Terry Lee to fill the vacancy on the Board, and Mr. Lee has been appointed to the Board effective as of the closing.  Purchaser will remain entitled to designate two nominees to the Board for so long as it beneficially owns at least 20% of the Company’s outstanding Common Stock, and one nominee if Purchaser’s beneficial ownership of Common Stock is greater than 10% but less than 20%.  If Purchaser designates a second nominee, the Company will increase the size of the Board to seven members.

The foregoing descriptions of the Purchase Agreement and Restated Warrant are qualified in their entirety by reference to the full texts of such documents, which are attached hereto as Exhibits 10.1 and 10.2, respectively.

On December 10, 2019, the Company issued a press release announcing the completion of the transactions contemplated by the Purchase Agreement, a copy of which is attached hereto at Exhibit 99.1.

Item 1.02.                Termination of a Material Definitive Agreement.

The information set forth in the third paragraph under Item 1.01 above is incorporated herein by reference.

Item 3.02.                Unregistered Sales of Equity Securities.

The information set forth in the first and second paragraphs under Item 1.01 above is incorporated herein by reference.

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 9, 2019, the Board approved the appointment of Terry Lee as a Class II director of the Company, with a term expiring at the Company’s 2021 annual meeting of stockholders or until his successor is elected and has been qualified.  Mr. Li was designated by Purchaser pursuant to the Purchase Agreement.  Mr. Li has not been appointed to serve on any committees of the Board at this time.

Mr. Lee, 45, has served as the Risk Advisory and Controls Manager for Amer International Group Co. Ltd. (Singapore) since March 2016.  Prior to that, he was Regional ERP Manager for Sibelco Asia Pte LTD from January 2009 to March 2016.  Mr. Lee has over 20 years of experience in senior management roles, mainly in auditing and finance professions.  He is a Chartered Accountant of Singapore and holds an MBA from E.M. Lyon, France.

Mr. Lee will be compensated for his service as a director in accordance with the Company’s standard director compensation program.

There are no family relationships involving Mr. Lee and the Company.  Mr. Lee is the Risk Advisory and Controls Manager of a subsidiary of Amer, which has entered into various contractual relationships with the Company as disclosed herein and in the Company’s prior public filings.

Item 9.01                   Financial Statements and Exhibits

(d)                   Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement dated December 9, 2019, between General Moly, Inc. and Amer International Group Co. North America, Ltd.
10.2	Amended and Restated Common Stock Purchase Warrant by and between General Moly, Inc. and Amer International Group Co. North America, Ltd. dated December 9, 2019.
99.1	Press Release of General Moly, Inc. dated December 10, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOLY, INC.

Dated: December 11, 2019	By:	/s/ Amanda Corrion
Amanda Corrion
Principal Accounting Officer